Exhibit 10.16

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (the "Agreement"), dated July 22, 1987,

BETWEEN MEDICAL STERILIZATION, INC., a New York corporation ("MSI"), with offices at 225 Underhill Boulevard, Syosset, New York 11791

AND SUMITOMO HEAVY INDUSTRIES, LTD., a Japanese corporation ("SHI"), with offices at 2-1, Ohtemachi 2-chome, Chiyoda-Ku, Tokyo 100, Japan

                              W I T N E S S E T H:

         WHEREAS, the authorized capital stock of MSI consists of 5,000,000 shares of common stock, par value $.01 per share, of which there is issued and outstanding 2,207,400 shares of common stock, and MSI plans to issue 271,429 shares of its common stock to SHI.

         WHEREAS, SHI desires to purchase and MSI desires to sell 271,429 shares of its common stock, Par Value $.01 per share (the "Stock") on the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         1. ISSUE AND SALE OF STOCK; CLOSING.

            1.1 Sale of Stock; Closing. MSI agrees to issue and sell to SHI 271,429 shares of its Stock for a purchase price of $3.50 per share or a total purchase price for the 271,429 shares of $950,001.50.

                1.1.1 Delivery of the certificates evidencing the Stock to be purchased by the Purchaser will be made at a closing (the "Closing"), at the offices of SHI, 1 World Trade Center, Suite 3669, New York, New York, at 10:00 a.m., local time, on July 30, 1987 or at such other date, time or place as the parties hereto may agree (the "Closing Date"), against SHI's payment of the purchase price therefor in the amount of $950,001.50.


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            1.2 Stock Certificate. MSI will deliver to SHI at the Closing one stock certificate (the "Certificate") for 271,429 shares of Stock registered in SHI's name.

                1.2.1 The Certificate evidencing the Stock to be delivered to SHI at the Closing shall bear the following legend, in addition to any legends required by New York law:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEE REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (B) IN THE OPINION OF COUNSEL SATISFACTORY TO MSI, SUCH TRANSFER, SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
            SECTION 5 OF THAT ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO COUNSEL FOR MSI, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH TRANSFER, SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION.

            1.3 Payment. At the Closing, SHI shall pay to MSI the sum of US $905,001.50 by bank check.

         2. CLOSING CONDITIONS. SHI's obligation to purchase the Stock provided for herein shall be subject to the performance by MSI of its agreements in form and substance satisfactory to SHI which by the terms hereof are to be performed at or prior to the Closing and to the satisfaction of the following conditions at or before the Closing:

            2.1 Purchase Permitted by Applicable Laws; Legal Investment. SHI's purchase of and payment for the Stock (i) shall not be prohibited by Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, (ii) shall not be prohibited by any applicable law or governmental regulation, (iii) shall not subject SHI to any penalty or, in the reasonable judgment of SHI, other onerous condition under or pursuant to any applicable law or governmental regulation, and (iv) shall be permitted by the laws and regulations of the jurisdictions to which SHI is subject.


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                                       -3-


            2.2 Proceedings and Documents. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be satisfactory in form and substance to SHI.

            2.3 Payment of Fees. All fees and taxes in connection with the offer, issue, sale and delivery of the Stock and the Certificate or in connection with the execution, delivery and performance of this Agreement payable to any governmental or administrative board or body shall have been paid by MSI.

            2.4 Litigation. At the Closing Date, no suit, action, investigation or other proceeding will be pending or threatened before any court or administrative or governmental agency which seeks (or, in the case of an investigation, may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement.

            2.5 Board of Directors. Immediately after the Closing, a designee of SHI will be proposed by SHI for the election to the Board of Directors of MSI, and MSI ensures that such designee will be elected as a board member of MSI at a special directors meeting to be held as soon as practicably possible after the Closing.

            2.6 Consents and Approvals. All consents and approvals required by any court, administrative, governmental authority or regulatory agency to consummate the proposed transaction will have been obtained.

            2.7 Accuracy of Representations and Warranties. The representations and warranties of MSI herein contained will be true and correct on the Closing Date as though made on and as of such date.

            2.8 Actions and Proceedings. MSI shall have performed or complied with all provisions of this agreement required to be performed or complied with before the Closing Date, and all actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental hereto and all other related legal matters shall have been completed in form and substance satisfactory to SHI, and SHI shall have received



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counterpart originals and/or certified or other copies of such documents as SHI shall reasonably request relative to this Agreement.

         3. REPRESENTATIONS AND WARRANTIES.

            3.1 Representations of SHI. SHI represents and warrants to MSI that:

                3.1.1 The Stock to be acquired by SHI hereunder is being acquired for its own account (as principal and not as trustee or agent) and is being acquired by it for investment and not with a view to, or for sale in connection with, any distribution thereof, but without prejudice, however, to SHI's right that the disposition of such Stock shall at all times be within its control. SHI hereby acknowledges that the Stock may be sold only upon registration thereof under the Securities Act of 1933 as amended (the "Securities Act"), or in accordance with an available exemption from the registration requirements thereof, and that the Stock is not registered under the Securities Act.

                3.1.2 SHI has full legal right, power and authority to enter into and perform this Agreement and the execution and delivery of this Agreement by SHI and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of SHI, and no consent, waiver or authorization, or filing with any person (including, without limitation, any governmental authority) is required in connection with the execution, delivery, performance by or the validity or enforceability against SHI of this Agreement. This Agreement has been duly executed and delivered by SHI and constitutes a legal, valid and binding obligation of SHI, enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

            3.2 Representations of MSI. MSI represents and warrants to SHI that:

                3.2.1 MSI is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with all the requisite corporate power and authority to own its properties and to conduct its business as now and proposed to be conducted.


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MSI is duly qualified to transact business in and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. Copies of MSI's Restated Certificate of Incorporation and By-Laws have been delivered to SHI.

                3.2.2 As of the close of business on the day before the Closing Date, the authorized capital stock of MSI will consist of 5,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), of which 2,207,400 shares will be issued and outstanding, and 2,000,000 authorized shares of preferred stock, par value $.01 per share, of which 1,064 shares will be issued and outstanding. Except as set forth in the Notes to the Financial Statements in the Annual Report for the year ended December 31, 1986 and the Quarterly Report for the quarter ended March 31, 1987, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of MSI have been granted or entered into by MSI except warrants to purchase 53,333 shares of Common Stock granted to Bernard Livingston, Ben Shames and Michael L. Morris and options to purchase 50,000 shares of Common Stock granted to Kennard H. Morganstern and Robert S. Luniewski.

                3.2.3 The Stock, when issued and delivered by MSI and paid for by SHI pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, charges and claims, and subject to no restriction on transfer except as contemplated by this Agreement and will be issued in compliance with all federal and state securities laws with no personal liability attaching to the ownership thereof and shall be entitled to all of the special rights set forth herein.

                3.2.4 MSI has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by MSI and the consummation of the transactions contemplated hereby including any increase in shares of Common Stock issued have been duly authorized by the Board of Directors of MSI and all corporate action on the part of MSI, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations hereunder and the authorization, issuance and delivery of the Stock being sold hereunder has been taken prior to the Closing Date and no consent, waiver or authorization, or filing with any person (including without limitation, any court, regulatory or administrative agency or governmental authority) is required in connection with the execution, delivery, performance by, or the validity or enforceability against MSI of this Agreement. This Agreement has been duly executed and delivered by MSI and constitutes a legal, valid and binding obligation of MSI, enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

                3.2.5 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not
(i) violate any provisions of MSI's Restated Certificate of Incorporation or By-Laws, or (ii) contravene any law, rule or regulation of any state or the United States or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award presently in effect, or (iii) result in, or require, the creation or imposition of any lien, charge, encumbrance or claim on any of its properties or revenues pursuant to any contractual obligation to which MSI is a party or by which any of its assets may be bound or affected.

                3.2.6 No action, suit, litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or (to the best of MSI's knowledge) threatened by or against MSI or against any of its properties or revenues (i) with respect to this Agreement or any of the transactions contemplated hereby, or (ii) which, if adversely determined, would have a material adverse effect on the business, operations, property, prospects or condition (financial or otherwise) of MSI.

                3.2.7 MSI is not in violation of or default under any provision of its Restated Certificate of Incorporation or By-Laws or of any contract, instrument, judgment, order, writ or decree to which it is a party or by which it is bound or of any provision of any federal or state statute, rule or regulation applicable to MSI which could be materially adverse to the


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                                       -7-


business, operations, property, prospects or condition (financial or otherwise) of MSI, or which could materially adversely affect the ability of MSI to perform its obligations under this Agreement and the transactions contemplated hereby.

                3.2.8 At the Closing Date, MSI will be in compliance, in all material respects, with all material laws, ordinances, governmental rules and regulations to which it is subject, where the failure to so comply would have a material adverse effect on the business of MSI or would have an effect on the enforceability against MSI of this Agreement.

                3.2.9 The offer and sale of the Stock hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act, and the rules and regulations thereunder and any other applicable securities laws.

                3.2.10 MSI has heretofore delivered to SHI a copy of its 1986 Annual Report to shareholders and its Annual Report on Form 10-K, both containing (i) its audited balance sheet as of December 31, 1986, and the related audited statement of loss, statement of shareholders' equity and statement of changes in financial position for the fiscal year ended December 31, 1986, accompanied by the report of MSI's independent public accountants thereon, and (ii) its quarterly report on Form 10-Q containing an unaudited balance sheet at March 31, 1987, and the related unaudited statement of loss for the three months ended March 31, 1987. Such financial statements fairly present the financial position of MSI as of the respective dates thereof and the results of its operations and (to the extent covered thereby) changes in its financial position and shareholders' equity for the periods indicated, in accordance with generally accepted accounting principles in U.S.A., which, except as disclosed therein, have been consistently applied. Except as disclosed in the financial statements, including the notes thereto, referred to above, since March 31, 1987, there has not been any material adverse change in the general business affairs, financial position or results of operations of MSI. MSI has no material liability or obligation, absolute or contingent.

                3.2.11 This Agreement, representations and warranties by MSI and any exhibits, schedules, attachments, documents, certificates and other written items and materials


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                                       -8-


prepared and supplied to SHI by or on behalf of MSI, with respect to the transactions contemplated hereby, do not and will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not misleading in the context made. There is no fact known to MSI which MSI has not disclosed to SHI in writing and which is reasonably likely to have a material adverse effect on the financial condition, operating results, assets or business prospects of MSI or would have an effect on the enforceability against MSI of this Agreement or any material contract, agreement or instrument to which MSI is a party.

                3.2.12 Copies of MSI's Restated Certificates of Incorporation and By-Laws heretofore delivered to SHI are true and correct.

                3.2.13 MSI has all governmental licenses and permits necessary to conduct its business.

         4. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

            4.1 MSI agrees that prior to any filing by it of a registration statement under the Securities Act, it will, at least 30 days prior to such filing, notify SHI of its intention to file such registration statement and, upon the request of SHI, will include in such registration the shares of Stock issued to SHI, if, in the opinion of counsel for MSI such registration statement is required to permit sale of such Stock in the manner contemplated by SHI.

            4.2 Whenever pursuant to Paragraph 4.1 a registration statement relating to any Stock is filed under the Securities Act, amended or supplemented, MSI shall indemnify and hold harmless SHI and SHI's officers and directors (or SHI's assignees if SHI can assign registration rights) and underwriter for SHI, within the meaning of the Securities Act, who may purchase from or sell for SHI any shares of Stock from and against any and all losses, claims, damages and liabilities joint or several caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment or supplement thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Paragraph 4 or


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                                       -9-


caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and MSI will reimburse SHI, each officer, director, underwriter (within the meaning of the Securities Act) or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to MSI by SHI or underwriter for SHI expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Securities Act; provided, however, that MSI shall not be obliged so to indemnify SHI or underwriter or controlling person unless SHI or such underwriter shall at the same time indemnify MSI, its directors, each officer signing the related registration statement and each person, if any, who controls MSI within the meaning of such Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Paragraph 4 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to MSI by SHI or underwriter expressly for use therein.

            4.3 MSI will assist SHI in its filing of a registration statement relating to the Stock with the Securities and Exchange Commission under the Securities Act if and when SHI informs MSI of its desire to transfer, sell or dispose of the Stock, in part or in whole. Any such filing will be at SHI's sole cost and expense.

         5. COVENANTS OF MSI.

            5.1 Delivery of Financial Statements to SHI. MSI shall deliver to SHI, so long as SHI holds any common stock;


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                                      -10-


                5.1.1 as soon as practicable after the end of each fiscal year of MSI, but in any event within 90 days thereafter, a balance sheet of MSI as of the end of such fiscal year and the related income (loss) statement, statement of shareholders' equity and statement of changes in financial position for such fiscal year, together with related notes, all audited and certified by independent public accountants of nationally recognized standing selected by MSI;

                5.1.2 as soon as practicable after the end of each of the first three quarters of each fiscal year of MSI, but in no event within 45 days thereafter, an unaudited balance sheet as of the end of such quarter together with related unaudited income (loss) statement and unaudited statement of changes in financial position for such quarter.

                5.1.3 With respect to the financial statements required by Paragraph 5.1.2, MSI shall deliver to SHI a certificate executed by the chief financial officer or President of MSI certifying that such financial statements were prepared in accordance with generally accepted accounting principles applied consistently with prior practice for earlier periods and fairly present the financial condition of MSI and its results of operations for the period specified, subject to year-end audit adjustments.

            5.2 Delivery of Other Financial Information. MSI shall deliver to SHI's nominee on the Board of Directors of MSI as such director;

                5.2.1 within 30 days after the end of each month, an unaudited balance sheet as of the end of such month together with the related income
(loss) statement for such month;

                5.2.2 not later than sixty (60) days prior to the beginning of each fiscal year of MSI, an annual business plan prepared on a monthly basis and promptly after preparation, any revisions to such forecasts;

                5.2.3 from time to time, but on a timely basis such other information and materials, such as reports of adverse developments, copies of management letters, press releases and registration statements;



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                                      -11-


                5.2.4 such other information relating to the financial condition, business, prospects or affairs of MSI as may be provided to the Board of Directors, provided, however, that MSI shall not be obligated to provide information which it reasonably considers to be confidential.

            5.3 Inspection. MSI shall cooperate with SHI and shall make its books of account and records and personnel reasonably available to SHI so as to enable them, at their expense, to conduct a legal and financial audit of MSI prior to the Closing if they or any of them elect to do so.


         6. MISCELLANEOUS.

            6.1 Expenses. Whether or not the transactions contemplated hereby are consummated, all cost and expenses incurred by SHI in connection with this Agreement and the transactions contemplated hereby shall be paid by it and all expenses incurred by MSI in connection with this Agreement and the transactions contemplated hereby shall be paid by it.

            6.2 Notices.

                6.2.1 All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid,

            (i)      if to SHI, to:
                     Sumitomo Heavy Industries, Ltd.
                     2-1, Ohtemachi 2-chome, Chiyoda-Ku
                     Tokyo 100, Japan
                     Attn:  Managing Director

or at such other address as it may have furnished MSI in writing, or

            (ii)     if to MSI, to:
                     Medical Sterilization, Inc.
                     225 Underhill Boulevard
                     Syosset, New York  11791
                     Attn:  President


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                                      -12-


                     with a copy to:

                     Murtagh, Cohen & Byrne
                     1122 Franklin Avenue
                     Garden City, New York  11530
                     Attn:  Harvey Cohen, Esq.

or at such other address as MSI may have furnished in writing to SHI.

                6.2.2 Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed.

            6.3 Survival. All warranties, representations, and covenants made herein or in any certificate or other instrument delivered by the parties hereto or on their behalf under this Agreement shall be considered to have been relied upon and shall survive the delivery of the Stock and payment therefor, regardless of any investigation made by any such party or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by such party hereunder.

            6.4 Amendments, Modifications and Waivers. Any covenant, agreement, provision or condition of this Agreement may be amended or modified, or compliance therewith may be waived (either generally or in any particular instance and either retroactively or prospectively), by (and only by) an instrument in writing signed by SHI and MSI.

            6.5 Assignability; Successors and Assigns. This Agreement shall not be assignable by MSI without the prior written consent of SHI or by SHI without the prior written consent of MSI; provided, however, that SHI may assign its interest in this Agreement to any of its affiliates if such affiliate undertakes to perform SHI's obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            6.6 Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed


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                                      -13-


with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part or parts which may, for any reason, be hereafter declared invalid.

            6.7 Captions. The descriptive headings of the various Paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

            6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            6.9 Entire Agreement. This Agreement, together with the Stock, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties and undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Stock, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       MEDICAL STERILIZATION, INC.


                                       By:________________________________
                                                Kennard H. Morganstern
                                                Chairman and President


                                       SUMITOMO HEAVY INDUSTRIES, LTD.


                                       By:________________________________
                                                Atsushi Naito
                                                Managing Director


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                                      -14-



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 27, 1989.

                                             (Registrant) MEDICAL
                                             STERILIZATION, INC.

                                             By:______________________________
                                                   Kennard H. Morganstern,
                                                   President

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

              Signature                                    Title                              Date
              ---------                                    -----                              ----
                                    President, Chairman of the Board of Directors,        March 27, 1989
_______________________________     Principal Executive Officer & Director
(Kenneth H. Morganstern)

                                    Treasurer, Principal Financial and Accounting         March 27, 1989
_______________________________     Officer
(John M. Sharpe, Jr.)

_______________________________
(Harvey Cohen)                      Director                                              March 27, 1989


_______________________________     Director                                              March 27, 1989
(John R. Hoover)


_______________________________     Director                                              March 27, 1989
(Yoshiyuki Nagashima)


_______________________________     Director                                              March 27, 1989
(Kenneth W. Rind)


_______________________________     Director                                              March 27, 1989
(Albert T. Sommers)

393LMM5962/1.198711-1